UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

UNITED AIRLINES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders of United Airlines Holdings, Inc. (the “Company”) held on May 26, 2021 (the “Annual Meeting”), the Company’s stockholders approved the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan (the “2021 Plan”). The 2021 Plan was approved by the Board of Directors (the “Board”) on February 25, 2021, subject to stockholder approval. The 2021 Plan replaces the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”).

Under the 2021 Plan, the Company may grant: nonqualified stock options; incentive stock options; stock appreciation rights (“SARs”); restricted shares; restricted share units; performance units; cash incentive awards; other equity-based and equity-related awards; and dividends and dividend equivalents (collectively, the “Awards”). Subject to adjustment for changes in capitalization in accordance with the terms of the 2021 Plan, the number of shares of Company common stock initially available under the 2021 Plan, other than substitute awards in a corporate transaction, is equal to the sum of (i) 3,600,000 shares of common stock and (ii) the number of shares of common stock that remain available for issuance under the 2017 Plan as of the effective date of the 2021 Plan, all of which may be delivered as incentive stock options. Each share with respect to which any Award denominated in shares is granted under the 2021 Plan will reduce the aggregate number of shares available under the 2021 Plan by one. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised would be counted as one share against the aggregate number of shares available under the 2021 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR. Further information regarding the 2021 Plan was provided in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2021, and in the supplemental proxy materials filed with the SEC on May 19, 2021.

The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2021 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2021, the Company held the Annual Meeting. The proposals submitted to the stockholders at the Annual Meeting were as follows:

•	Proposal 1 - the election of the nominees to the Company’s Board of Directors;

•	Proposal 2 - the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2021;

•	Proposal 3 - an advisory vote to approve the compensation of the Company’s named executive officers, as presented in the Company’s proxy statement;

•	Proposal 4 - the approval of the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan;

•	Proposal 5 - the approval and adoption of an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits;

•	Proposal 6 - the approval of the Company’s Tax Benefits Preservation Plan;

•	Proposal 7 - a stockholder proposal regarding political spending; and

•	Proposal 8 - a stockholder proposal regarding a report on climate-related lobbying activities.

Each proposal is described in detail in the Company’s proxy statement, which was filed with the SEC on April 15, 2021.

At the Annual Meeting, the Company’s stockholders elected each director nominee to the Board and ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2021. The stockholders approved, in an advisory vote, the compensation of the Company’s named executive officers, as presented in the Company’s proxy statement. The stockholders also approved the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan and the Company’s Tax Benefits Preservation Plan. The stockholders did not approve the amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits. The stockholder proposals were approved by the Company’s stockholders. The final voting results for each proposal, including the number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, are set forth below.

Proposal 1 - Election of Directors

In accordance with the Company’s Amended and Restated Bylaws, the Company’s stockholders elected a total of 13 director nominees to the Board, of which 11 director nominees were elected by the holders of the Company’s common stock, one director nominee was elected by the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, and one director nominee was elected by the holder of the Company’s one share of Class IAM Junior Preferred Stock.

The holders of the Company’s common stock elected the 11 director nominees listed in the table below.

	For	Against	Abstain	Broker Non-Votes
Carolyn Corvi	152,309,124	5,385,370	791,361	75,228,548
Barney Harford	154,898,523	2,773,326	814,006	75,228,548
Michele J. Hooper	153,653,715	3,994,896	837,244	75,228,548
Walter Isaacson	152,736,823	4,876,822	872,210	75,228,548
James A. C. Kennedy	152,718,968	4,890,098	876,789	75,228,548
J. Scott Kirby	154,008,537	3,688,537	788,781	75,228,548
Edward M. Philip	143,853,579	13,738,303	893,973	75,228,548
Edward L. Shapiro	153,372,802	4,284,265	828,788	75,228,548
David J. Vitale	150,800,551	6,768,544	916,760	75,228,548
Laysha Ward	153,850,430	3,787,810	847,615	75,228,548
James M. Whitehurst	151,492,547	6,132,253	861,055	75,228,548

In addition, the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (“ALPA”), the holder of the Company’s one share of Class Pilot MEC Junior Preferred Stock, elected Todd M. Insler as the ALPA director, and the International Association of Machinists and Aerospace Workers (“IAM”), the holder of the Company’s one share of Class IAM Junior Preferred Stock, elected Sito J. Pantoja as the IAM director.

Proposal 2 - Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company and its Subsidiaries for the Fiscal Year Ending December 31, 2021

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
228,651,440	4,000,346	1,062,619	―

Proposal 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers, as presented in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
128,883,435	28,884,909	717,513	75,228,548

Proposal 4 - Approval of the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan

The Company’s stockholders approved the United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
150,242,765	7,637,458	605,634	75,228,548

Proposal 5 - Approval and Adoption of an Amendment and Restatement of the Company’s Certificate of Incorporation to Preserve Certain Tax Benefits

The Company’s stockholders did not approve an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits.

For	Against	Abstain	Broker Non-Votes
141,393,353	16,558,832	533,672	75,228,548

Proposal 6 - Approval of the Company’s Tax Benefits Preservation Plan

The Company’s stockholders approved the Company’s Tax Benefits Preservation Plan.

For	Against	Abstain	Broker Non-Votes
134,384,787	23,624,171	476,899	75,228,548

Proposal 7 - Stockholder Proposal Regarding Political Spending

The stockholder proposal regarding political spending was approved by the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
107,018,128	50,668,321	799,408	75,228,548

Proposal 8 - Stockholder Proposal Regarding a Report on Climate-Related Lobbying Activities

The stockholder proposal regarding a report on global warming-related lobbying activities was approved by the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
103,084,540	54,527,783	873,534	75,228,548

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	United Airlines Holdings, Inc. Amended and Restated 2021 Incentive Compensation Plan.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

	By:	/s/ E. Anna Ha
	Name:	E. Anna Ha
	Title:	Assistant General Counsel and Corporate Secretary

Date: May 28, 2021